SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

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[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        Margate Industries, Inc.
                        ------------------------
            (Name of Registrant as Specified In Its Charter)


         ------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

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
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
                        MARGATE INDUSTRIES, INC.

                          129 NORTH MAIN STREET
                          YALE, MICHIGAN 48097

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON JUNE 19, 2002

We will hold the Annual Meeting of Stockholders of Margate Industries, Inc. ("Margate") at the offices of the Company, 129 North Main Street, Yale, Michigan 48097 on Wednesday, June 19, 2002 at 9:00 a.m., local time. At this year's Annual Meeting, we will ask you to:

     1. Elect one (1) Class C director to serve for the next three years.

     2. Consider other business that may further or relate to the foregoing.

You may vote at the Annual Meeting if you were a Margate stockholder at the close of business on May 17, 2002. With this Proxy Statement, we are sending you Margate's 2001 Annual Report to Stockholders, including our Annual Report on Form 10-K with our financial statements.

                              By Order of the Board of Directors,

                              WILLIAM H. HOPTON, President,

Yale, Michigan
May 22, 2002

Margate's offices are located at 129 North Main Street, Yale, Michigan. Directions to our offices are as follows:

     From the North:          Take South US 75 to East US 69 to North M19
                              to City of Yale (M19 is North Main Street in Yale).

     From the South:          Take North US 94 to New Haven Exit. Turn
                              right on Gratiot to Richmond. Turn left at M19 and proceed to City of Yale.

     From either the East
      or West: From the East take US 69 West to M19. Turn left on M19 to the City of Yale. From the West take US 69 to M19. Turn right on M19 to the City of Yale.

     Note:                    For more detail directions contact the
                              office at 810-387-4300.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                            TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----


INFORMATION ABOUT THE ANNUAL MEETING AND VOTING. . . . . . . . . . . . .1
     Why Did You Send Me this Proxy Statement? . . . . . . . . . . . . .1
     How Many Votes Do I Have? . . . . . . . . . . . . . . . . . . . . .1
     How Do I Vote by Proxy? . . . . . . . . . . . . . . . . . . . . . .1
     May I Revoke My Proxy?. . . . . . . . . . . . . . . . . . . . . . .2
     How Do I Vote in Person?. . . . . . . . . . . . . . . . . . . . . .2
     What Is the Vote Required? How Is It Affected By Broker Non-Votes
      and Abstentions? . . . . . . . . . . . . . . . . . . . . . . . . .2
     What Are the Costs of Soliciting These Proxies? . . . . . . . . . .2
     How Do I Obtain an Annual Report on Form 10-K?. . . . . . . . . . .2
     Whom Should I Call if I Have any Questions? . . . . . . . . . . . .3
DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS . . . . . .3
     Elect One Director. . . . . . . . . . . . . . . . . . . . . . . . .3
     Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .3
INFORMATION ABOUT THE DIRECTORS. . . . . . . . . . . . . . . . . . . . .4
     Who Are Our Directors?. . . . . . . . . . . . . . . . . . . . . . .4
     Family Relationships. . . . . . . . . . . . . . . . . . . . . . . .5
     Board Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . .5
     The Committees of the Board . . . . . . . . . . . . . . . . . . . .5
     How We Compensate Our Directors . . . . . . . . . . . . . . . . . .6
     Information About Certain Insider Relationships . . . . . . . . . .6
INFORMATION ABOUT MARGATE COMMON STOCK OWNERSHIP . . . . . . . . . . . .6
     Which Stockholders Own at Least 5% of Margate?. . . . . . . . . . .6
     How Much Stock Is Owned by Directors and Officers?. . . . . . . . .6
     Section 16(a) Beneficial Ownership Reporting Compliance . . . . . .7
INFORMATION ABOUT EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . .8
     Summary Compensation Table. . . . . . . . . . . . . . . . . . . . .8
     Option Grants in Fiscal 2001. . . . . . . . . . . . . . . . . . . .9
     Aggregated Option Exercises During Fiscal 2001 and Year-End
      Option Values. . . . . . . . . . . . . . . . . . . . . . . . . . .9
     Report Of The Compensation Committee. . . . . . . . . . . . . . . 10
     Compensation Committee Interlocks and Insider Participation . . . 10
INFORMATION ABOUT OUR AUDITORS . . . . . . . . . . . . . . . . . . . . 10
     Report Of The Audit Committee . . . . . . . . . . . . . . . . . . 11
     Independent Auditor's Fees. . . . . . . . . . . . . . . . . . . . 11
INFORMATION ABOUT STOCKHOLDER PROPOSALS. . . . . . . . . . . . . . . . 12

            PROXY STATEMENT FOR THE MARGATE INDUSTRIES, INC.
                   2002 ANNUAL MEETING OF STOCKHOLDERS

             INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

As a stockholder, you have the right to attend and vote at the Margate 2002 Annual Meeting of Stockholders. If you attend the Annual Meeting, you may vote your shares directly. Whether or not you attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf. The Margate Board of Directors is soliciting your proxy to encourage your participation in voting at the meeting and to obtain your support on the proposal presented.

There are two parts to our proxy solicitation: this proxy statement and the enclosed voting instruction form (which may also be called a "proxy card"). The proxy statement explains the matter to be voted on at the Annual Meeting. You use the voting instruction form to authorize your shares to be voted as you wish.

We will begin mailing this proxy statement on May 22, 2002 to all stockholders entitled to vote. If you owned our common stock at the close of business on May 17, 2002, you are entitled to vote. On April 8, 2002, the last practicable day before the printing of this proxy statement, there were 1,879,542 shares of common stock outstanding. Common stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

You have one vote for each share of common stock that you owned at the close of business on May 17, 2002. Your proxy card or other voting instruction form indicates the number.

HOW DO I VOTE BY PROXY?

To vote, simply complete, sign and return the form before the meeting, and your shares will be voted as you direct.

When you vote, you are giving your "proxy" to the individual we have designated to vote your shares as you direct at the meeting. If you sign the form but do not make specific choices, he will vote your shares to elect the one current director nominated by the Board. If any matter not listed in the Notice of Meeting is presented at the Annual Meeting, he will vote your shares in accordance with his best judgment. At the time we began printing this Proxy Statement, we knew of no matters that needed to be acted on at the meeting other than as discussed in this Proxy Statement.

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed voting instruction form and to return it promptly in the envelope provided. Returning the form will not affect your right to attend the Annual Meeting and vote.

MAY I REVOKE MY PROXY?

Yes. You may change your vote after you send in your voting instructions by following any of these procedures. For a registered stockholder to revoke a proxy:

     * Send in another signed voting instruction form with a later date; or

     * Send a letter revoking your proxy to Margate's Secretary at the address indicated on page 12 under "Information About
          Stockholder Proposals"; or

     * Attend the Annual Meeting, notify us in writing that you are revoking your proxy and vote in person.

A holder of stock in street name must follow the procedures required by the brokerage firm or bank to revoke a proxy. You should contact that firm directly for more information on these procedures.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in street name, you must bring an account statement or letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on May 17, 2002 in order to be admitted to the meeting. To be able to vote, you will need to obtain a "legal proxy" from the holder of record.

WHAT IS THE VOTE REQUIRED?  HOW IS IT AFFECTED BY BROKER NON-VOTES AND
ABSTENTIONS?

If your shares are held in street name, the broker or bank may vote your shares on the proposal if it does not receive instructions from you. Because the director elected at the meeting will be based on the highest number of votes, if you abstain from voting or if your broker or bank does not vote on the proposal, it will not count as a vote against the proposal, but will count for the purpose of determining if a quorum is present. A majority of our outstanding common stock represented in person or by proxy will constitute a quorum at the meeting.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

Margate will pay all the costs of soliciting these proxies. In addition to mailing these proxy materials, our directors and employees may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

HOW DO I OBTAIN FORM 10-K?

A copy of our Form 10-K for the year ended December 31, 2001, was included with this Proxy Statement. If you would like another copy, we will send you one without charge. Please write to:

     Margate Industries, Inc.
     Attn:  Laurie Koerber
     129 North Main Street
     Yale, Michigan 48097

     or by telephone at (810) 387-4300.

WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?

If you have any questions about the Annual Meeting or your ownership of Margate common stock, please contact Laurie Koerber by telephone at (810) 387-4300.


      DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS

The Board of Directors has nominated one current director -- Denis R. LeDuc -- for a new, three-year term and recommends that you vote for his re-election.

PROPOSAL: ELECT ONE DIRECTOR

The proposal on the agenda for the Annual Meeting will be electing one Class C director for a three-year term beginning at this Annual Meeting and expiring at the 2005 Annual Meeting. For a description of the three classes of directors, see "Information About The Directors" beginning on page 4

The following table contains background information about the Class C director nominee. For a description of his holdings of Margate's stock, see "How Much Stock is Owned by Directors and Officers?" beginning on page.6


                                                                       DIRECTOR   TERM
NAME, AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS   SINCE   EXPIRES
----------------------------------------------------------------------   -----   -------
CLASS C DIRECTOR NOMINEES

Denis R. LeDuc, age 54 . . . . . . . . . . . . . . . . . . . . . . .      1999     2002
    Director of Margate since June 1999.  He received his Bachelor
    Degree from Wayne State University in 1969 (cum laude) and a juris doctorate degree in law from the University of Michigan in 1972.

The Board of Directors recommends that you vote FOR the election of Denis
R. LeDuc as Class C director.

OTHER MATTERS

While the Notice of Meeting calls for transaction of any other business that may further or relate to the matters described in the Notice, the Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the

Annual Meeting, the persons named in the accompanying voting instruction form will vote, or otherwise act, in accordance with their judgment on such matters.


                     INFORMATION ABOUT THE DIRECTORS

WHO ARE OUR DIRECTORS?

Our Board of Directors is divided into three classes with staggered three-year terms. There are currently two Class A directors, one Class B director and one Class C director, whose terms expire, respectively, at the 2003, 2004 and 2002 Annual Meetings of Stockholders. The Class C director, who is described on page, 3 is nominated for re-election at this Annual Meeting. The Class A and B directors will continue in office following the Annual Meeting. The following table contains information about each of the Class A and B directors. You will find information on director holdings of Margate stock in the section called "How Much Stock is Owned by Directors and Officers?" beginning on page 6.


                                                                       DIRECTOR   TERM
NAME, AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS   SINCE   EXPIRES
----------------------------------------------------------------------   -----   -------
CLASS A DIRECTORS:

Kenneth R. Smrstik, 59 . . . . . . . . . . . . . . . . . . . . . . .     2002      2003
    Director of Margate since January 2002.  Mr. Smrstik fills a vacancy on the Board left by the recent death of Mr. Frederick
    Schriever, a long time member of the Board.  Mr. Smrstik has over twenty-five years of executive management and marketing/
    sales experience in the metals industry.  His prior employment has emphasized corporate strategic planning and improvement programs.  Mr. Smrstik will also serve on the audit committee joining Mr. Denis LeDuc as the Company's two independent members of that committee.


William H. Hopton, age 67 . . . . . . . . . . . . . . . . . . . . .     1986       2003
    President and Director of Margate since January 1968.  Mr.
    Hopton also served as the Company's Vice President from January of 1986 to April of 1988.  From 1984 to 1992, Mr. Hopton was
    also President of New Haven Foundry.  Mr. Hopton received a B.A.
    Degree in Business Administration from the University of Detroit in 1964.

CLASS B DIRECTOR:

David A. Widlak, age 53 . . . . . . . . . . . . . . . . . . . . .       1987      2004
    Secretary and Director of Margate since November 1987.  In
    February 1994 he was named Vice President.  Mr. Widlak is
    also a director of Community Central Bank, of Mount Clemens,
    Michigan, a publicly held company since November 1999.  He received a Bachelors Degree from Wayne State University in 1969 and a juris doctorate Degree in Law from the University of
    Michigan in 1972.

FAMILY RELATIONSHIPS

There is no family relationship between any director or nominee for director and any other director, nominee or executive officer.

BOARD MEETINGS

Margate's Board usually meets four times per year in regularly scheduled meetings but will meet more often if necessary. The Board met 4 times during fiscal 2001. Of these meetings, all were regularly scheduled meetings. No special meetings were held during fiscal 2001.

THE COMMITTEES OF THE BOARD

The Board has three standing committees: the Audit, Compensation and Nominating Committees.

THE AUDIT COMMITTEE

The Audit Committee was formed in June 2000 pursuant to the Audit Committee Charter, a copy of which was attached to our 2001 proxy statement. The Audit Committee examines accounting processes, reviews our financial disclosures and meets privately, outside the presence of Margate management, with the independent auditors to discuss our internal accounting control policies and procedures. The Committee reports on such matters to our Board of Directors. The Committee also considers and recommends the selection of our independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit and reviews the fees of the independent auditors. The Audit Committee operates under a written charter adopted by the Board of Directors.

Messrs. LeDuc and Smrstik currently serve as members of the Audit Committee. Mr. LeDuc and Mr. Smrstik are "independent directors" under the rules of the Nasdaq Stock Market governing the qualifications of members of the Audit Committee. Neither has ever been an employee of Margate or any subsidiary. The Audit Committee met one (1) time during fiscal 2001. The Committee's report for 2001 appears on page 11.

THE COMPENSATION COMMITTEE

The Compensation Committee makes recommendations to the Board of Directors regarding executive compensation and administers Margate's stock option plan. Each year, the Committee reports to you on executive compensation. The Committee's report for fiscal 2001 appears on page 10.

Messrs. Smrstik and LeDuc currently serve as member of the Compensation Committee. Both Messrs. Smrstik and LeDuc qualify as "independent directors" under the Nasdaq Stock Market rules discussed above under "The Audit Committee.' This committee met one (1) time during fiscal 2001.

THE NOMINATING COMMITTEE

The Nominating Committee recommends to the Board of Directors candidates to fill vacancies on the Board and consists of Kenneth R. Smrstik, David Widlak and William H. Hopton. The Nominating Committee has not established any formal policy or procedure for considering nominees recommended by stockholders.

HOW WE COMPENSATE OUR DIRECTORS

Our directors receive up to $6,000 for each regular meeting they attend plus expenses. They receive $1,500 for any special meetings they attend plus expenses. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board of Directors and Stockholder Meetings.

INFORMATION ABOUT CERTAIN INSIDER RELATIONSHIPS

Margate previously provided cleaning services to New Haven Foundry ("NHF"). On October 24, 2001, Margate received notification that NHF, which accounted for 57% of Margate's revenues for the fiscal year ended December 31, 2001, had laid-off its entire hourly workforce and ceased operations for an indefinite period of time. At the time, Mr. Delbert Mullens, an officer and director and managing owner of Wesley Industries, Inc., the sole shareholder of NHF, was also a director of Margate. In connection with the closing of NHF and the past due amounts owed to Margate, Mr. Mullens resigned as a director of Margate.


            INFORMATION ABOUT MARGATE COMMON STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF MARGATE?

The following table shows all persons, other than Margate's officers and directors, we know to be beneficial owners of at least 5% of Margate common stock as of April 8, 2002. "Beneficial owners" of Margate common stock are those who have the power to vote or to sell that stock.


                           Number of Shares        Percentage of Common
                         Beneficially Owned(1)     Stock Outstanding(2)
                         ---------------------     --------------------

Patricia Schriever              283,512                   15.1%

The footnotes for this table appear below the next table.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND OFFICERS?

The following table shows the Margate common stock beneficially owned by Margate's directors and the executive officers named in the Summary Compensation Table, as well as all current directors and executive officers as a group, as of April 8, 2002.

                           Number of Shares        Percentage of Common
                         Beneficially Owned(1)     Stock Outstanding(2)
                         ---------------------     --------------------

William H. Hopton                92,324                    4.9%
David Widlak                    156,058                    8.3%
Denis R. LeDuc                  122,641                    6.5%
Kenneth R. Smrstik                    0                    0.0%
All officers and directors
as a group (4 persons)          371,023                   19.7%
_____________________
(1) This describes shares as beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any stockholder that he or she beneficially owns the shares listed. Unless otherwise indicated, each stockholder referred to above has sole voting and investment power over the shares listed.

(2) For purposes of determining the percentage of common stock outstanding, the number of shares deemed outstanding includes the 1,879,542 shares outstanding as of April 8, 2002 and any shares subject to options held by the person or entity in question that are exercisable on or before June 15, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our insiders--our directors, executive officers and 10%-or-greater stockholders--file reports with the SEC on their initial beneficial ownership of Margate common stock and any subsequent changes. They must also provide us with copies of the reports.

Based on our review of all reports furnished to us, we believe that all of our insiders complied with their filing requirements for fiscal 2001.

                INFORMATION ABOUT EXECUTIVE COMPENSATION

The tables on pages 8 and 9 show salaries, bonuses and other compensation paid during the last three fiscal years, options granted in fiscal 2001, options exercised in fiscal 2001 and option values as of year-end fiscal 2001 for the President and Vice President.

==========================================================================================================
                                       SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)          (g)     (h)        (i)

                                                       Other                                       All
      Name                                             Annual   Restricted              LTIP      Other
      and                                              Compen-     Stock      Options/  Pay-      Compen-
   Principal                  Salary       Bonus       sation     Award(s)      SARs    outs      sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)        (#)(3)   ($)       ($)(4)
----------------------------------------------------------------------------------------------------------
William H. Hopton    2001    $ 90,000     $ -0-        $ 24,000                                   $ 41,200
 President and CEO   2000    $ 90,000     $ -0-        $ 30,000                                   $ 33,200
                     1999    $ 90,000     $ -0-        $ 14,000                80,000             $ 23,600

David Widlak         2001    $ 66,000     $ -0-        $ 24,000                                   $ 39,200
 Vice President      2000    $ 66,000     $ -0-        $ 30,500                                   $ 32,500
                     1999    $ 66,000     $ -0-        $ 14,000                80,000             $ 21,900
===========================================================================================================


(1)  Periods presented are for the year ended December 31.
(2)  Represents directors' fees.
(3) Number of shares of common stock subject to options granted during the year indicated.
(4) Represents employer contributions for insurance, disability insurance, pension and car allowance.

OPTIONS GRANTED IN FISCAL 2001

The following table sets forth the options that have been granted to the President and Vice President listed in the Executive Compensation Table during Margate's last fiscal year ended December 31, 2001.

              Option/SAR Grants in Last Fiscal Year (2001)
                            Individual Grants
---------------------------------------------------------------------------
       (a)             (b)            (c)            (d)           (e)

                                   % of Total
                     Options/     Options/SARs     Exercise
                       SARs        Granted to       or Base
                     Granted        Employees        Price      Expiration
     Name              (#)       in Fiscal year    ($/Share)       Date
     ----            -------     --------------     --------    ----------

William H. Hopton      N/A             N/A            N/A           N/A
 President

David A. Widlak        N/A             N/A            N/A           N/A
 Vice President


AGGREGATE OPTIONS EXERCISED IN 2001 AND OPTION VALUES AT DECEMBER 31, 2001

The following table sets forth certain information regarding options to purchase shares of common stock exercised during Margate's 2001 fiscal year and the number and value of exercisable and unexercisable options to purchase shares of common stock held as of the end of Margate's 2001 fiscal year by the executive officers of Margate named in the Summary Compensation Table:

                  Aggregated Options Exercised in 2001
                 and Option Values at December 31, 2001
--------------------------------------------------------------------------
       (a)              (b)          (c)        (d)             (e)
                                                            Value of
                                              Number of    Unexercised
                                             Unexercised   In-the-Money
                   Shares                    Options at     Options at
                  Acquired       Value        12/31/01       12/31/01
     Name        on Exercise   Realized(1)   Exercisable   Exercisable(2)
     ----        -----------   --------      -----------   -----------

William H. Hopton      0          $0             $0            $0
 President

David A. Widlak        0          $0             $0            $0
 Vice President
--------------------------------------------------------------------------

(1) Value realized is equal to the difference between the fair market value per share of common stock on the date of exercise and the option exercise price per share multiplied by the number of shares acquired upon exercise of an option.

(2) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of common stock and the option exercise price per share multiplied by the number of shares subject to options.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors evaluates and approves the overall policies which govern the annual base salaries of our President and our Vice President.

The committee reviews and evaluates Margate's corporate performance and executive management compensation once each year. In making its evaluations, the committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and Margate's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

Margate's compensation policies, particularly as they apply to its executive officers, including Mr. Hopton, the President and Mr. Widlak, the Vice President, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key executive officers which are deemed reasonably competitive in the context of American industry generally, and the automotive industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The committee considers a variety of intangible and other factors such as each person's likely future contribution to Margate's successful growth, the current state and prospects of the industry and Margate's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the committee considers the compensation and benefits previously paid to its executive officers.

     COMPENSATION COMMITTEE

     Denis R. LeDuc
     Kenneth R. Smrstik

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. LeDuc and Mr. Smrstik, members of the Compensation Committee, are non-employees of Margate.


                     INFORMATION ABOUT OUR AUDITORS

Perrin, Fordree & Company, P.C. served as Margate's independent auditors for fiscal 2001 and has reported on our 2001 financial statements. The Board of Directors has re-appointed Perrin, Fordree & Company, P.C. for fiscal year 2002. Representatives of Perrin, Fordree & Company,

P.C. are expected to be present at our Annual Meeting. They will have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions from shareholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews Margate's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for fiscal 2001 with management and the independent auditors. In this process, the Committee met with the independent auditors, without management present, to discuss the results of the auditors' examinations and the overall quality of Margate's financial reporting.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has discussed with the independent auditors the auditors' independence from Margate and its management, including the matters in the written disclosures received from the auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the independent auditor's provision of the other, non-audit related services to the Company, which are referred to in "Independent Auditor's Fees" below, is compatible with maintaining such auditor's independence.

Based on the Committee's discussions with management, the representations of the independent auditors and the Committee's review of the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in Margate's Annual Report on Form 10-K for fiscal 2001 for filing with the Securities and Exchange Commission.

     AUDIT COMMITTEE:

     Denis R. LeDuc
     Kenneth R. Smrstik

INDEPENDENT AUDITOR'S FEES

The following table states the fees for professional services rendered during fiscal 2001 by our independent auditors, Perrin Fordree & Company, P.C.

TYPE OF PROFESSIONAL SERVICES                                  TOTAL FEES
-----------------------------                                  ----------

Audit Fees (1) . . . . . . . . . . . . . . . . . . . . . . . . . .$64,900
Financial Information, Systems Design and Implementation Fees. . . . . $0
All Other Fees . . . . . . . . . . . . . . . . . . . . . . . . . .$16,365
_____________
(1) Consisting of all fees for professional services rendered in connection with the audit of Margate's annual financial statements and the reviews of the consolidated financial statements included in

     Margate's Annual Report on Form 10-K and reviews of the financial statements included in Margate's quarterly reports on Form 10-Q for the year ended December 31, 2001.


                 INFORMATION ABOUT STOCKHOLDER PROPOSALS

If you wish to make a proposal for consideration at the 2003 Annual Meeting of Stockholders, you must give written notice to us by January 9, 2003. Your written proposal must be sent to: Secretary, Margate Industries, Inc., 129 North Main Street, Yale, Michigan 48097. In order to curtail controversy as to the date on which Margate receives a proposal, you should submit your proposals by Certified Mail-Return Receipt Requested.

                                   By Order of the Board of Directors,

                                   William H. Hopton
                                   President

May 22, 2002

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                                                               PROXY


                        MARGATE INDUSTRIES, INC.
                   SOLICITED BY THE BOARD OF DIRECTORS
   FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD JUNE 19, 2002

The undersigned hereby constitutes and appoints William H. Hopton and if not available, David Widlak, the true and lawful attorney and proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.015 par value common stock of Margate Industries, Inc., a Delaware corporation at the Annual Meeting of Stockholders to be held at 129 North Main Street, Yale, Michigan 48097 at 9:00 a.m. Eastern Daylight Time, on June 19, 2002, and at any and all adjournments thereof, for the following purposes:

1. The election of one (1) Class C director of the Company to serve for the next three years:

[ ] FOR the nominee listed below (except as marked to the contrary):

[ ]       WITHHOLD AUTHORITY to vote for the nominee listed below:

               Class C Nominee
               Three Year Term
               ---------------

               Denis R. LeDuc

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME ABOVE.)

2. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and proxy may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN
ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

                                   The undersigned hereby acknowledges
                                   receipt of the Notice of Annual
                                   Meeting of Stockholders, Proxy
                                   Statement and Annual Report to
                                   Stockholders furnished therewith.

                                   Dated: _______________________, 2002

                                   ____________________________________

                                   ____________________________________
                                       Signature(s) of Stockholder(s)

                                   Signature(s) should agree with the
                                   name(s) hereon.  Executors,
                                   administrators, trustees, guardians
                                   and attorneys should indicate when
                                   signing.  Attorneys should submit
                                   powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARGATE INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.